UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2026

M3-BRIGADE ACQUISITION V CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42171	98-1781141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 58th Floor, New York, NY	10166
(Address of principal executive offices)	(Zip Code)

(212) 355-5515

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	MBAV	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MBAVU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MBAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On June 18, 2026, each of Mohsin Y. Meghji, Benjamin Fader-Rattner and Matthew Perkal notified M3-Brigade Acquisition V Corp. (the “Company”) of his resignation from the Company’s Board of Directors (the “Board”) and each of its committees on which he serves with immediate effect. None of Messrs. Meghji’s, Fader-Rattner’s and Perkal’s decision to resign from the Board were a result of any disagreement with the Company on any matter, including relating to the Company’s operations, policies or practices.

Committees of the Board

The Company has audit, compensation, and corporate governance and nominating committees of the Board. As a result of the resignations of the above mentioned directors of the Company, as of June 18, 2026, the membership of each of the audit, compensation, and corporate governance and nominating committees of the Board is as follows:

●	Audit Committee: Paul Kopsky (as Chair and audit committee financial expert), Thomas Fairfield and Edward Murphy.

●	Compensation Committee: Thomas Fairfield (as Chair), Paul Kopsky and Edward Murphy.

●	Corporate Governance and Nominating Committee: Thomas Fairfield (as Chair), Franklin Tsung and Edward Murphy.

Resignation of Officers

Effective June 18, 2026, Robert Rivas Collins resigned as Chief Executive Officer and principal executive officer of the Company. Mr. Collins’ resignation was not the result of any dispute or disagreement with the Company on any matter, including relating to the Company’s operations, policies or practices.

Effective June 18, 2026, Eric Greenhaus resigned as Chief Financial Officer, principal financial officer and principal accounting officer of the Company. Mr. Greenhaus’ resignation was not the result of any dispute or disagreement with the Company on any matter, including relating to the Company’s operations, policies or practices.

Effective June 18, 2026, Matthew Perkal resigned as Chief Operating Officer of the Company. Mr. Perkal’s resignation was not the result of any dispute or disagreement with the Company on any matter, including relating to the Company’s operations, policies or practices.

Appointment of Principal Executive Officer

Effective June 18, 2026, the Board appointed Chinh Chu, the current President of the Company, as the principal executive officer of the Company.

Chinh Chu, age 60, has served as the Company’s President since May 2025. Mr. Chu is the Senior Managing Director of CC Capital, a private investment firm which he founded in 2016. Mr. Chu has over 30 years of investment and acquisition experience. Before founding CC Capital, Mr. Chu worked at Blackstone from 1990 to 2015. Mr. Chu was a Senior Managing Director at Blackstone beginning in 2000 and previously served as Co-Chair of Blackstone’s Private Equity Executive Committee and as a member of Blackstone’s Executive Committee. Mr. Chu also served as the Chief Executive Officer and Director of CC Neuberger Principal Holdings II, a special purpose acquisition company he co-founded, from May 2020 until the consummation of the business combination with Getty Images, Inc. to form Getty Images Holdings, Inc. in July 2022. Mr. Chu served as Chief Executive Officer and director of CC Neuberger Principal Holdings I from January 2020 until the consummation of the business combination with E2open Holdings, LLC in February 2021. Mr. Chu has served on the board of directors of Getty Images Holdings, Inc. since July 2022. He previously served as a director of E2open Holdings, LLC, Dun & Bradstreet Holdings, Inc., Kronos Incorporated, SunGard Data Systems, Inc., Stiefel Laboratories, Freescale Semiconductor, Ltd. Biomet, Inc., Alliant, Celanese Corporation, Nalco Company, DJO Global, Inc., HealthMarkets, Inc., Nycomed, Alliant Insurance Services, Inc., the London International Financial Futures and Options Exchange, Graham Packaging and AlliedBarton Security Services.

No family relationships exist between Mr. Chu and any of the Company’s directors or other executive officers. There is no arrangement or understanding between Mr. Chu and any other person pursuant to which he was selected as principal executive officer. There is no material plan, contract or arrangement (whether or not written) to which Mr. Chu is a party or in which he participates that was entered into, or materially amended, in connection with his appointment as principal executive officer. Mr. Chu receives no compensation for serving as President of the Company and will receive no compensation for serving as principal executive officer of the Company.

Mr. Chu is the Founder and Senior Managing Director of CC Capital, an affiliate of MI7 Sponsor, LLC, a Delaware limited liability company, the Company’s sponsor (the “Sponsor”). As a result, Mr. Chu may be deemed to have an indirect interest in the arrangements between the Company and the Sponsor (and its affiliates) that have been previously described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2026 and is incorporated herein by reference. Other than as previously disclosed or described herein, there are no transactions involving Mr. Chu that would require disclosure under Item 404(a) of Regulation S-K.

Appointment of Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer.

Effective June 18, 2026, the Board appointed Thomas Boychuk, as the Chief Financial Officer, principal financial officer and principal accounting officer of the Company.

Thomas Boychuk, age 44, is the Chief Financial Officer of CC Capital.  He has over 20 years of experience in various corporate finance roles spanning private equity, banking and capital markets. Prior to joining CC Capital, he served in the Client Operations group at Aksia LLC, focused on providing Treasury related services for discretionary institutional clients.  Before joining Aksia, Mr. Boychuk worked at Blackstone as Vice President in the Treasury Finance group, where he was responsible for accounting and reporting of all Treasury related activity, including the corporate investment portfolio, foreign exchange exposures and all intercompany activity.  Additionally, he served as controller for Blackstone Liquidity Solutions.  Before joining Blackstone in 2011, he was a member of the Fixed Income Credit product control team at Barclays Bank (previously Lehman Brothers).  Thomas began his career at PricewaterhouseCoopers in the Banking & Capital Markets assurance practice.  He graduated from the University of Scranton with a B.S. in Accounting and minor in Spanish, and has earned the Certified Public Accountant certification.

No family relationships exist between Mr. Boychuk and any of the Company’s directors or other executive officers. There is no arrangement or understanding between Mr. Boychuk and any other person pursuant to which he was selected as Chief Financial Officer, principal financial officer and principal accounting officer of the Company. There is no material plan, contract or arrangement (whether or not written) to which Mr. Boychuk is a party or in which he participates that was entered into, or materially amended, in connection with his appointment as principal executive officer. Mr. Boychuk will receive no compensation for serving as Chief Financial officer, principal financial officer and principal accounting officer of the Company.

In connection with his appointment, Mr. Boychuk entered into a standard indemnity agreement with the Company, a form of which was filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1 (File No. 333-279951).

Mr. Boychuk is the Chief Financial Officer of CC Capital, an affiliate of the Sponsor. As a result, Mr. Boychuk may be deemed to have an indirect interest in the arrangements between the Company and the Sponsor (and its affiliates) that have been previously described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 12, 2026 and is incorporated herein by reference. Other than as previously disclosed or described herein, there are no transactions involving Mr. Boychuk that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-Brigade Acquisition V Corp.

Date: June 18, 2026	By:	/s/ Thomas Boychuk
		Name:	Thomas Boychuk
		Title:	Chief Financial Officer

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